Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE
November 14, 2014

BLUE DOLPHIN ANNOUNCES IMPROVED THIRD QUARTER 2014 FINANCIAL RESULTS

Houston, November 14, 2014 / Issuer Direct / -- Blue Dolphin Energy Company (“Blue Dolphin”) announced financial results for the third quarter financial period ended September 30, 2014.

For the three months ended September 30, 2014 (the “Third Quarter 2014”), Blue Dolphin reported net income of $816,047, or an income of $0.08 per share, compared to a net loss of $2,080,737, or a loss of $0.20 per share, for the three months ended September 30, 2013 (the “Third Quarter 2013”).  The $2,896,784 improvement in net income in the Third Quarter 2014 was primarily attributable to favorable refining margins and the introduction of jet fuel into the product mix. Total revenue from operations for the Third Quarter 2014 was $87,903,657 compared to total revenue from operations of $106,620,393 for the Third Quarter 2013.  The nearly 18% decrease in total revenue from operations was primarily the result of Blue Dolphin’s crude oil and condensate processing facility (the "Nixon Facility") operating 12 fewer days and having lower refined product sales in the Third Quarter 2014 compared to the Third Quarter 2013.

For the nine months ended September 30, 2014 (the “Nine Months 2014”), Blue Dolphin reported net income of $8,448,877, or an income of $0.81 per share, compared to a net loss of $7,951,078, or a loss of $0.76 per share, for the nine months ended September 30, 2013 (the “Nine Months 2013”).  The $16,399,955 improvement in net income in the Nine Months 2014 was primarily attributable to favorable refining margins and the introduction of jet fuel into the product mix.   Total revenue from operations for the Nine Months 2014 was $311,117,774 compared to total revenue from operations of $320,254,921 for the Nine Months 2013.  The nearly 3% decrease in total revenue from operations was primarily the result of decreased total refinery throughput at the Nixon Facility in the Nine Months 2014 compared to the Nine Months 2013.

On October 30, 2014, subsequent to the end of the reporting period, FLNG Land, II, Inc., a Delaware corporation (“FLNG”) made a second payment of $250,000 to Blue Dolphin Pipe Line Company (“BDPL”), a wholly-owned subsidiary of Blue Dolphin, pursuant to a Master Easement Agreement dated December 11, 2013.  Under the Master Easement Agreement, BDPL is providing FLNG with: (i) uninterrupted pedestrian and vehicular ingress and egress to and from State Highway 332, across the certain property of BDPL to certain property of FLNG (the “Access Easement”) and (ii) a pipeline easement and right of way across certain property of BDPL to certain property owned by FLNG. Such second payment of $250,000 will result in FLNG making annual payments in the amount of $500,000 to BDPL in October of each year for a minimum of five (5) years.  One year after the final annual payment of $500,000 is made to BDPL, FLNG will begin paying to BDPL annual payments of $10,000 for so long as FLNG desires to use the Access Easement.

Financial Highlights:

●
Total Earnings before Interest, Income Taxes and Depreciation (“EBITDA”) increased $2,962,586 to $1,444,711 for the Third Quarter 2014 from a negative EBITDA of $1,517,875 for the Third Quarter 2013; total EBITDA increased $16,721,231 to $10,553,487 for the Nine Months 2014 from a negative EBITDA of $6,167,744 for the Nine Months 2013;

●
Net Income increased $2,896,784 to $816,047 for the Third Quarter 2014 from a net loss of $2,080,737 for the Third Quarter 2013; net income increased $16,399,955 to $8,448,877 for the Nine Months 2014 from a net loss of $7,951,078 for the Nine Months 2013; and

●	Cash Flow from Operations increased $10,773,338 to $6,212,791 for the Nine Months 2014 from a negative cash flow from operations of $4,560,547 for the Nine Months 2013.

Business Segments:

Blue Dolphin has two reportable business segments: (i) “Refinery Operations” and (ii) “Pipeline Transportation.”  Business activities related to Blue Dolphin’s “Refinery Operations” business segment are conducted at the Nixon Facility.  Operations at the Nixon Facility also involve the storage and terminaling of petroleum under third-party lease agreements.  Business activities related to Blue Dolphin’s “Pipeline Transportation” business segment are primarily conducted in the U.S. Gulf of Mexico through pipeline assets and leasehold interests in oil and gas properties.  Blue Dolphin’s “Refinery Operations” business segment represents more than 99% of total operations.

Operational Update:

The Nixon Facility, which was refurbished and began operations in February 2012, has been operating for approximately two and a half years.  Key operational statistics for the Nixon Facility were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Feedstock runs(1)	849,402	979,807	2,909,669	2,967,469

Refinery production	831,771	963,645	2,855,054	2,906,873

(1)  Represents barrels of crude oil processed.

The Nixon Facility operated for a total of 78 days at 73% of operating capacity during the Third Quarter 2014 compared to a total of 90 days at 73% of operating capacity during the Third Quarter 2013.  This represented 12 fewer operating days in the Third Quarter 2014 compared to the Third Quarter 2013.  The Nixon Facility experienced 14 calendar days of downtime in the Third Quarter 2014 primarily related to repair of an overhead accumulator and a temporary curtailment of certain crude oil deliveries compared to two calendar days of downtime in the Third Quarter 2013 for non-routine maintenance.

The Nixon Facility operated for a total of 252 days at 77% of operating capacity during the Nine Months 2014 compared to a total of 265 days at 75% of operating capacity during the Nine Months 2013.  This represented 13 fewer operating days in the Nine Months 2014 compared to the Nine Months 2013.  The Nixon Facility experienced 21 calendar days of downtime in the Nine Months 2014 related to a planned maintenance turnaround and repair of an overhead accumulator compared to 8 calendar days of downtime in the Nine Months 2013 for a planned maintenance turnaround.

The “Refinery Operations” business segment generated EBITDA of $1,773,357 for the Third Quarter 2014 compared to a negative EBITDA of $1,142,267 for the Third Quarter 2013.  The “Refinery Operations” business segment generated EBITDA of $11,495,160 for the Nine Months 2014 compared to a negative EBITDA of $4,765,377 for the Nine Months 2013.

Non-GAAP Financial Measures:

This press release and its attachments include EBITDA, a financial measure defined as non-GAAP by the Securities and Exchange Commission (the “SEC”). Net income (loss) is adjusted for income taxes, interest expense (or income), depletion, depreciation and amortization. Managemenet excludes these items so that investors may evaluate Blue Dolphin's current operating results without regard to Blue Dolphin's financing methods or capital structure.

Blue Dolphin's financial measures may be different than non-GAAP financial measures used by other companies.  The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles ("GAAP").  An explanation of our non-GAAP financial measure and a reconciliation of the financial measure to the GAAP financial measure Blue Dolphin considers most comparable are presented in "Part I, Item 1. Financial Statements -- Note (4) Business Segment Information" and "Part I, Item 2. Management's Discussion of Financial Condition and Results of Operations -- EBITDA" of Blue Dolphin's quarterly report on Form 10-Q for the three and nine months ended September 30, 2014, as filed with the SEC on November 14, 2014.

About Blue Dolphin

Blue Dolphin Energy Company (OTCQX: BDCO) is an independent refiner and marketer of refined petroleum products in the Eagle Ford Shale.  Blue Dolphin’s primary business is refinery operations at the Nixon Facility, which includes the refining of crude oil and condensate into marketable finished and intermediate products, as well as petroleum storage and terminaling. Blue Dolphin also owns and operates pipeline assets and has leasehold interests in oil and gas properties.  For additional information, visit Blue Dolphin's corporate website at http://www.blue-dolphin-energy.com.

Contact:
Jonathan P. Carroll
Chief Executive Officer and President
713-568-4725

Certain of the statements included in this press release, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical facts, are “forward-looking” statements as that term is defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not guarantees of future performance or events and such statements involve a number of risks, uncertainties and assumptions, including but not limited to: changes in the general economic conditions; changes in the underlying demand for our products; fluctuations of crude oil inventory costs and refined petroleum products inventory prices and their effect on our refining margins; our dependence on Genesis Energy, LLC (“Genesis”) and its affiliates for continued financing, sourcing of crude oil inventory and marketing of our refined petroleum products; the early termination of our agreements with Genesis and its affiliates; our dependence on Lazarus Energy Holdings, LLC for continued financing and management of all of our subsidiaries and the operation of all of our assets, including the Nixon Facility, pursuant to the Management Agreement; our ability to generate sufficient funds from operations or obtain financing from other sources; failure to comply with certain financial covenants related to certain of our long-term indebtedness; regulatory changes that reduce the allowable sulfur content for commercially sold diesel in the United States, which will require us to incur significant capital upgrades and could have a material adverse effect on our results of operations, financial condition and cash flows; availability and cost of renewable fuels for blending and Renewable Identification Numbers  to meet Renewable Fuel Standards obligations; strict laws and regulations regarding employee and business process safety to which we are subject, the compliance failure of which could have a material adverse effect on our results of operations and financial condition; potential increased indebtedness, which may reduce our financial flexibility; regulatory restrictions on greenhouse gas emissions, which could force us to incur increased capital and operating costs and could have a material adverse effect on our results of operations and financial condition; access to less than desired levels of crude oil for processing at the Nixon Facility; and the factors set forth under the heading “Risk Factors” in Part I, Item 1A of Blue Dolphin’s previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Part II, Item 1A of Blue Dolphin’s previously filed quarterly report on Form 10-Q for the quarterly periods ended March 31, 2014 and June 30, 2014.  Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Blue Dolphin undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

# # #

Blue Dolphin Energy Company & Subsidiaries

Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
	2014	2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,182,475	$434,717
Restricted cash	1,005,886	327,388
Accounts receivable	11,428,482	13,487,106
Prepaid expenses and other current assets	181,028	333,683
Deposits	860,498	1,219,660
Inventory	7,566,128	4,686,399
Total current assets	22,224,497	20,488,953

Total property and equipment, net	37,191,958	36,388,666
Surety bonds	850,000	-
Debt issue costs, net	473,186	498,536
Trade name	303,346	303,346
TOTAL ASSETS	$61,042,987	$57,679,501

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$20,030,921	$20,783,541
Accounts payable, related party	1,801,376	3,659,340
Notes payable	1,795,702	11,884
Asset retirement obligations, current portion	107,509	107,388
Accrued expenses and other current liabilities	2,178,424	1,600,444
Interest payable, current portion	49,106	40,272
Long-term debt, current portion	590,098	2,215,918
Total current liabilities	26,553,136	28,418,787

Long-term liabilities:
Asset retirement obligations, net of current portion	1,946,484	1,490,273
Deferred revenues and expenses	734,745	-
Long-term debt, net of current portion	9,948,673	13,889,349
Long-term interest payable, net of current portion	1,222,360	1,767,381
Total long-term liabilities	13,852,262	17,147,003

TOTAL LIABILITIES	40,405,398	45,565,790

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock ($0.01 par value, 20,000,000 shares authorized;10,596,218 and 10,580,973
shares issued at September 30, 2014 and December 31, 2013, respectively)	105,963	105,810
Additional paid-in capital	36,698,813	36,623,965
Accumulated deficit	(15,367,187)	(23,816,064)
Treasury stock, 150,000 shares at cost	(800,000)	(800,000)
Total stockholders' equity	20,637,589	12,113,711

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$61,042,987	$57,679,501

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the three and nine months ended September 30, 2014.

Blue Dolphin Energy Company & Subsidiaries

Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

REVENUE FROM OPERATIONS
Refined product sales	$87,846,757	$106,541,284	$310,938,981	$320,025,559
Pipeline operations	56,900	78,909	178,793	229,162
Oil and gas sales	-	200	-	200
Total revenue from operations	87,903,657	106,620,393	311,117,774	320,254,921

COST OF OPERATIONS
Cost of refined products sold	83,876,239	105,314,208	292,154,207	317,508,586
Refinery operating expenses	2,496,514	2,629,518	8,092,738	8,099,371
Pipeline operating expenses	50,100	40,813	139,542	122,592
Lease operating expenses	7,041	16,797	21,037	58,088
General and administrative expenses	253,437	387,100	1,049,981	1,333,203
Depletion, depreciation and amortization	393,871	337,156	1,175,643	997,671
Abandonment expense	-	8	-	51,360
Accretion expense	53,731	28,173	158,264	84,513
Total cost of operations	87,130,933	108,753,773	302,791,412	328,255,384
Income (loss) from operations	772,724	(2,133,380)	8,326,362	(8,000,463)

OTHER INCOME (EXPENSE)
Tank rental and easement revenue	282,516	278,349	1,055,882	835,048
Interest and other income	1,813	668	45,411	2,480
Interest expense	(214,407)	(226,374)	(675,586)	(788,143)
Loss on disposal of property and equipment	(4,400)	-	(4,400)	-
Total other income	65,522	52,643	421,307	49,385

Income (loss) before income taxes	838,246	(2,080,737)	8,747,669	(7,951,078)

Income tax expense, current	(22,199)	-	(298,792)	-
Net income (loss)	$816,047	$(2,080,737)	$8,448,877	$(7,951,078)

Income (loss) per common share
Basic	$0.08	$(0.20)	$0.81	$(0.76)

Diluted	$0.08	$(0.20)	$0.81	$(0.76)

Weighted average number of common shares outstanding:
Basic	10,446,218	10,421,731	10,439,684	10,450,906
Diluted	10,446,218	10,421,731	10,439,684	10,450,906

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the three and nine months ended September 30, 2014.

Blue Dolphin Energy Company & Subsidiaries

Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2014	2013
OPERATING ACTIVITIES
Net income (loss)	$8,448,877	$(7,951,078)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depletion, depreciation and amortization	1,175,643	997,671
Unrealized loss on derivatives	26,150	(297,020)
Amortization of debt issue costs	25,350	25,350
Amortization of intangible assets	-	9,463
Accretion expense	158,264	84,513
Abandonment costs incurred	-	51,360
Common stock issued for services	75,001	100,000
Loss on disposal of assets	4,400	-
Changes in operating assets and liabilities
Restricted cash	(678,498)	62,210
Accounts receivable	2,058,624	6,358,937
Prepaid expenses and other current assets	152,655	(186,467)
Deposits and other assets	(490,838)	(213)
Inventory	(2,879,729)	(2,085,969)
Accounts payable, accrued expenses and other liabilities	(5,144)	(3,395,086)
Accounts payable, related party	(1,857,964)	1,665,782
Net cash provided by (used in) operating activities	6,212,791	(4,560,547)

INVESTING ACTIVITIES
Capital expenditures	(1,145,720)	(1,244,859)
Proceeds from sale of assets	-	201,000
Net cash used in investing activities	(1,145,720)	(1,043,859)

FINANCING ACTIVITIES
Proceeds from issuance of debt	-	5,750,611
Payments on long-term debt	(6,103,131)	(60,876)
Proceeds from notes payable	2,000,000	15,032
Payments on notes payable	(216,182)	(206,445)
Net cash provided by (used in) financing activities	(4,319,313)	5,498,322
Net increase (decrease) in cash and cash equivalents	747,758	(106,084)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	434,717	420,896
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,182,475	$314,812

Supplemental Information:
Non-cash operating activities
Reduction in accounts receivable in exchange for treasury stock received	$-	$800,000
Surety bond funded by seller of pipeline interest	$850,000	$-
Non-cash investing and financing activities:
New asset retirement obligations	$300,980	$-
Financing of capital expenditures via capital lease	$536,635	$-
Deferred revenue recognized	$115,254	$-
Accrued services payable converted to common stock	$-	$50,000
Interest paid	$1,211,773	$617,091

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the three and nine months ended September 30, 2014.

Blue Dolphin Energy Company & Subsidiaries

GAAP to Non-GAAP Reconciliation -- EBITDA

	Three Months Ended September 30, 2014
	Segment
	Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total
Revenues	$87,846,757	$56,900	$-	$87,903,657
Operation cost(1)(2)(3)	(86,355,916)	(110,872)	(274,674)	(86,741,462)
Other non-interest income	282,516	-	-	282,516
EBITDA	$1,773,357	$(53,972)	$(274,674)	$1,444,711

Depletion, depreciation and amortization				(393,871)
Interest expense, net				(212,594)

Income before income taxes				$838,246

Capital expenditures	$815,849	$-	$-	$815,849

Identifiable assets(4)	$57,520,835	$2,998,619	$523,533	$61,042,987

(1)	“Refinery Operations” and “Pipeline Transportation” include an allocation of general and administrative expenses based on respective revenue.
(2)
“Refinery Operations” includes the effect of economic hedges on our refined petroleum products and crude oil inventory. Cost of refined products sold within operation cost includes a realized gain of $466,821 and an unrealized loss of $70,550.

(3)	“Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.
(4)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.

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	Three Months Ended September 30, 2013
	Segment
	Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total
Revenues	$106,541,284	$79,109	$-	$106,620,393
Operation cost(1)(2)(3)	(107,961,900)	(114,105)	(340,612)	(108,416,617)
Other non-interest income	278,349	-	-	278,349
EBITDA	$(1,142,267)	$(34,996)	$(340,612)	$(1,517,875)

Depletion, depreciation and amortization				(337,156)
Interest expense, net				(225,706)

Loss before income taxes				$(2,080,737)

Capital expenditures	$356,889	$-	$-	$356,889

Identifiable assets(4)	$48,925,380	$1,569,005	$844,334	$51,338,719

(1)	“Refinery Operations” and “Pipeline Transportation” include an allocation of general and administrative expenses based on respective revenue.
(2)
“Refinery Operations” includes the effect of economic hedges on our refined petroleum products and crude oil inventory.  Cost of refined products sold within operation cost includes a realized loss of $378,899 and an unrealized gain of $81,720.

(3)	“Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.
(4)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.

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	Nine Months Ended September 30, 2014
	Segment
	Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total
Revenues	$310,938,981	$178,793	$-	$311,117,774
Operation cost(1)(2)(3)	(300,291,370)	(355,645)	(973,154)	(301,620,169)
Other non-interest income	847,549	208,333	-	1,055,882
EBITDA	$11,495,160	$31,481	$(973,154)	$10,553,487

Depletion, depreciation and amortization				(1,175,643)
Interest expense, net				(630,175)

Income before income taxes				$8,747,669

Capital expenditures	$1,145,720	$-	$-	$1,145,720

Identifiable assets(4)	$57,520,835	$2,998,619	$523,533	$61,042,987

(1)	“Refinery Operations” and “Pipeline Transportation” include an allocation of general and administrative expenses based on respective revenue.
(2)
“Refinery Operations” includes the effect of economic hedges on our refined petroleum products and crude oil inventory. Cost of refined products sold within operation cost includes a realized gain of $13,712 and an unrealized loss of $26,150.

(3)	“Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.
(4)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.

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	Nine Months Ended September 30, 2013
	Segment
	Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total
Revenues	$320,025,559	$229,362	$-	$320,254,921
Operation cost(1)(2)(3)	(325,625,984)	(433,065)	(1,198,664)	(327,257,713)
Other non-interest income	835,048	-	-	835,048
EBITDA	$(4,765,377)	$(203,703)	$(1,198,664)	$(6,167,744)

Depletion, depreciation and amortization				(997,671)
Interest expense, net				(785,663)

Loss before income taxes				$(7,951,078)

Capital expenditures	$1,244,859	$-	$-	$1,244,859

Identifiable assets(4)	$48,925,380	$1,569,005	$844,334	$51,338,719

(1)	“Refinery Operations” and “Pipeline Transportation” include an allocation of general and administrative expenses based on respective revenue.
(2)
“Refinery Operations” includes the effect of economic hedges on our refined petroleum products and crude oil inventory.  Cost of refined products sold within operation cost includes a realized loss of $627,340 and an unrealized gain of $297,020.

(3)	“Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.
(4)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.

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